                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

             ------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                          Date of Report: May 17, 2005
                          ----------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                    333-123974               23-2811925
           --------                    ----------               ----------
        (State or Other               (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)        Identification Number)

                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01         Other Events
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Filing of Collateral Term Sheets

                  In connection with the proposed offering of the GMAC
Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series
2005-C1 (the "Certificates"), the Registrant has been informed that Morgan
Stanley & Co. Incorporated and Deutsche Bank Securities Inc., as underwriters
(collectively, the "Underwriters"), have furnished certain descriptive information regarding the mortgage loans (the "Collateral Term Sheets") in the related portfolio (the "Mortgage Loans") to potential investors following the effective date of Registration Statement No. 333-123974 but prior to the availability of a final Prospectus. Although an affiliate of the Registrant provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans, the Registrant did not participate in the preparation of the Collateral Term Sheets.

                  The Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the
Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                                       -2-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1   Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.

                                      -3-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC., Registrant

                                        By: /s/ Victor Diaso
                                            -----------------------------------
                                            Name: Victor Diaso
                                            Title: Vice President

Date:  May 17, 2005

EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.